June 22, 2012

Via Facsimile

Biomarker LLC

14785 Omicron Drive, Suite 104

San Antonio, TX 78245

Attn: Andras Koser

Re:	Supply Agreement dated June 23, 2011, by and between Biomarker LLC and Atossa Genetics Inc. (the “Agreement”)

Dear Mr. Koser:

We are writing with regard to the above-referenced Agreement between you and Atossa Genetics Inc. Section 6.1 of the Agreement provides that the Agreement shall have an initial term of one year from the date of signature and that the Agreement may be renewed for additional one-year terms by written consent of the parties. Because the Agreement was signed on June 23, 2011, the initial term is set to expire on June 23, 2012. In accordance with Section 6.1 of the Agreement, we wish to extend the term of the Agreement for an additional one-year term, effective from June 23, 2012 through June 23, 2013.

Please countersign below and return this document to me at your earliest convenience as follows:

Steven C. Quay, M.D., Ph.D.

Atossa Genetics Inc.

4105 E. Madison Street, Suite 320

Seattle, WA 98112

Facsimile: (206) 325-6087

Sincerely,

Steven C. Quay, M.D., PH.D.

/s/ Steven C. Quay

AGREED AND ACCEPTED:

Biomarker LLC

By:	/s/ Andras Koser
Name: Andras Koser
Title: Managing Partner

4105 E. Madison Street, Suite 320 • Seattle, Washington • 98112

T: +1 206.325.6086 F: 206.325.6087

www.AtossaGenetics.com

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